Exhibit 99.3

Ocean Power Technologies Unveils Enhanced Merrows™ Maritime Domain Awareness Solution

MONROE TOWNSHIP, N.J., August 19th, 2025 – Ocean Power Technologies, Inc. (NYSE American: OPTT) (“OPT” or the “Company”), a leader in intelligent maritime solutions, today announced a major upgrade to its AI-capable Merrows™ Maritime Domain Awareness Solution (MDAS). The updated system expands its role as an ISR node—enabling enhanced maritime domain awareness and autonomous collaboration across surface, subsurface, and aerial platforms.

Built with mission-driven design, Merrows™ now delivers faster performance, greater stability, and improved security—empowering operators to maintain a persistent watch in contested or remote environments. The system’s expanded flexibility also allows multiple users to monitor the same or different assets simultaneously, while new integration pathways make it easier to fuse third-party feeds such as global AIS, weather data, and advanced mapping tools.

“Merrows™ is evolving into the connective tissue of maritime operations,” said Philipp Stratmann, President and CEO of Ocean Power Technologies. “These upgrades allow it to function as a true ISR node—supporting autonomous platforms, streamlining decision-making, and strengthening awareness in complex maritime domains.”

The enhanced AI-capable Merrows™ MDAS can be deployed independently or paired with OPT’s PowerBuoy® platforms and WAM-V® Unmanned Surface Vehicles to create persistent, autonomous monitoring networks tailored to mission requirements.

For more information about Merrows™ and OPT’s intelligent maritime solutions, visit www.oceanpowertechnologies.com.

ABOUT OCEAN POWER TECHNOLOGIES

OPT provides intelligent maritime solutions and services that enable safer, cleaner, and more productive ocean operations for the defense and security, oil and gas, science and research, and offshore wind markets, including Merrows™, which provides AI-capable seamless integration of Maritime Domain Awareness Systems across platforms. Our PowerBuoy® platforms provide clean and reliable electric power and real-time data communications for remote maritime and subsea applications. We also provide WAM-V® unmanned surface vehicles (USV’s) and marine robotics services. The Company’s headquarters is located in Monroe Township, New Jersey and has an additional office in Richmond, California. To learn more, visit www.OceanPowerTechnologies.com.

FORWARD-LOOKING STATEMENTS

This release may contain forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as “may”, “will”, “aim”, “will likely result”, “believe”, “expect”, “will continue”, “anticipate”, “estimate”, “intend”, “plan”, “contemplate”, “seek to”, “future”, “objective”, “goal”, “project”, “should”, “will pursue” and similar expressions or variations of such expressions. These forward-looking statements reflect the Company’s current expectations about its future plans and performance. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and subject to risks and uncertainties, including the continuing successful operations of the enhanced AI capable Merrows™ PowerBuoy®, the delivery of customer services, the conversion of potential customers to contracts and the realization of the potential revenue thereunder. Actual results could vary materially from those anticipated or expressed in any forward-looking statement made by the Company. Please refer to the Company’s most recent Forms 10-Q and 10-K and subsequent filings with the U.S. Securities and Exchange Commission for further discussion of these risks and uncertainties. The Company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this release.

Contact Information

Investors: 203-561-6945 or investorrelations@oceanpowertech.com

Media: 609-730-0400 x402 or MediaRelations@oceanpowertech.com